ASSIGNMENT

     In consideration of Ten Dollars ($10.00) and other valuable consideration, of which we acknowledge receipt, we, EL-BADAWY AMIEN EL-SHARAWY, of 1434 East Spur Avenue, Gilbert, Arizona 85296, and MAJID M. HASHEMI, of 1030 E. El Camino Real, No. 502, Sunnyvale, CA 94087, (the Inventors) hereby sell, and assign, subject to the conditions set forth below, to NATIONAL SCIENTIFIC CORP., having offices at 4455 E. Camelback Road, Suite E160, Phoenix, Arizona 85018, its successors and assigns, the entire right, title and interest in and to the improvements of HETEROJUNCTION BIPOLAR TRANSISTOR HAVING WIDE BANDGAP, LOW INTERDIFFUSION BASE-EMITTER JUNCTION, (the Invention) invented by us, as described in the application for United States Patent Application Serial No. 08/939,487 filed 29 September 1997 (M&G Docket Number 2238-010), and any and all applications for patent and patents therefor in any and all countries, including all divisions, reissues, continuations and extensions thereof, and all rights of priority resulting from the filing of said United States application, and authorize and request any official whose duty it is to issue patents, to issue any patent on said improvements or resulting therefrom to said NATIONAL SCIENTIFIC CORP., or its successors or assigns and agree that on request and without further consideration, but at the expense of NATIONAL SCIENTIFIC CORP., we will communicate to said NATIONAL SCIENTIFIC CORP., or its representatives or nominees, any facts known to us respecting said improvements and testify in any legal proceeding, sign all lawful papers, execute all divisional, continuing and reissue applications, make all rightful oaths and generally do everything possible to aid NATIONAL SCIENTIFIC CORP., its successors, assigns and nominees, to obtain and enforce proper patent protection for said invention in all countries. The above-discussed conditions are as follows: a) that NATIONAL SCIENTIFIC CORP. pay all costs related to United States filing, prosecution, issuance, and maintenance of United States Patent Application Serial No. 08/939,487, b) that NATIONAL SCIENTIFIC CORP. pay all consulting fees owed to the inventors with respect to the Invention, c) that NATIONAL SCIENTIFIC CORP.

ASSIGNMENT
S/N: 08/939,487
Page: 2

pay 1% of all gross sales related to the Invention to EL-BADAWY AMIEN EL-SHARAWY, d) that NATIONAL SCIENTIFIC CORP. pay 1% of all gross sales related to the Invention to MAJID M. HASHEMI, e) that NATIONAL SCIENTIFIC CORP. actively develop and market the Invention, and f) that NATIONAL SCIENTIFIC CORP. remain solvent as evidenced by refraining from filing for bankruptcy under U.S. Bankruptcy law. Should any of the above-discussed conditions fail to be met, then this Assignment shall be deemed void AB INITIO. The Inventors covenant with said NATIONAL SCIENTIFIC CORP., its successors and assigns, that the rights and property hereby covered are free and clear of any encumbrances, and that they have full right to convey the same as herein expressed.

3/23/98                                 /s/ Lou Ross
-------                                 ----------------------------------------
DATE                                    Lou Ross
                                        Chairman and C.E.O.
                                        NATIONAL SCIENTIFIC CORP.

STATE OF ARIZONA    )
                    ) ss
County of Maricopa  )

     On this 23 day of 1998, before me, the undersigned, personally appeared Lou Ross, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the foregoing instrument for the purposes therein contained.

     IN WITNESS WHEREOF, We have set my hand and official seal.


                                        /s/ Vernon M. Traylor, Jr.
                                        ----------------------------------------
                                        NOTARY PUBLIC

(SEAL)

[NOTARY SEAL]

ASSIGNMENT
S/N: 08/939,487
Page: 3

3/31/98                                 /s/ El-Badawy Amien El-Sharawy
-------                                 ----------------------------------------
DATE                                    EL-BADAWY AMIEN EL-SHARAWY

STATE OF ARIZONA    )
                    ) ss
County of Maricopa  )

     On this 31st day of March 1998, before me, the undersigned, personally appeared EL-BADAWY AMIEN EL-SHARAWY, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the foregoing instrument for the purposes therein contained.

     IN WITNESS WHEREOF, We have set my hand and official seal.


                                        /s/ Flora D. DeBeer
                                        ----------------------------------------
                                        NOTARY PUBLIC
                                        My Commission Expires July 22, 1999

(SEAL)

4-15-98                                 /s/ Majid M. Hashemi
-------                                 ----------------------------------------
DATE                                    MAJID M. HASHEMI

STATE OF California    )
                       ) ss
County of Santa Clara  )

     On this 15th day of April 1998, before me, the undersigned, personally appeared MAJID M. HASHEMI, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the foregoing instrument for the purposes therein contained.

     IN WITNESS WHEREOF, We have set my hand and official seal.


                                        /s/ Har R. Choi
                                        ----------------------------------------
                                        NOTARY PUBLIC

(SEAL)
[NOTARY SEAL]